FSIC II

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Access to the world of private debt for the investing public

Welcome

Thank you for your interest in FS Investment Corporation II. "FSIC II" is an alternative investment product sponsored by **Franklin Square Capital Partners** that:

- Focuses on generating **income** with potential **growth** in value.
- Invests primarily in floating rate **senior secured loans** of **private companies** in the U.S.
- Offers individuals the ability to invest in private debt at a **low investment minimum** because FSIC II was established as a **Business Development Company** or BDC.
- Gives investors access to the **institutional-style investment** strategy of a leading alternative asset manager, **GSO / Blackstone**.

With FSIC II, investors looking for alternative sources of income can bring more diversification and stability to their portfolios with an asset class that has demonstrated low correlation to traditional assets. Read about the benefits of this investment opportunity.

We welcome advisers and investors to learn about how FSIC II might fit into your investment strategy. Keep in mind, an investment in FS Investment Corporation II is subject to significant risks and may be considered speculative.

Read Risk Factors

What's New

06.18.2012 — FS Investment Corporation II Commences Operations

XX.XX.XXXX — Press Release 2

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